UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	October 29, 2010

Vocus, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	333-125834	58-1806705
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

4296 Forbes Boulevard, Lanham, Maryland		20706
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	3014592590

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective October 29, 2010, the Board of Directors (the "Board") of Vocus, Inc. (the "Company") appointed William Wagner to serve as the Chief Operating Officer and an Executive Vice President of the Company. At that time, Mr. Wagner ceased serving as the Chief Marketing Officer of the Company, although he will continue to perform the duties associated with that position in his capacity as Chief Operating Officer.

Also effective October 29, 2010, the Board appointed Stephen Vintz to serve as an Executive Vice President of the Company. Mr. Vintz will continue to serve as the Chief Financial Officer, Treasurer and Secretary of the Company.

Stephen Vintz, 42, is currently the Company’s Executive Vice President, Chief Financial Officer, Treasurer and Secretary. Mr. Vintz has served as the Company’s Chief Financial Officer and Treasurer since January 2001. From November 1996 to January 2001, Mr. Vintz was Vice President of Strategic Planning and Analysis at Snyder Communications, Inc., a marketing services company. Prior to November 1996, Mr. Vintz was a manager at Ernst & Young LLP. Mr. Vintz serves on the board of directors of Fishbowl, Inc., a privately held software company. Mr. Vintz holds a B.B.A. degree in accounting from Loyola College of Maryland and is a Certified Public Accountant.

William Wagner, 43, is currently the Company’s Executive Vice President and Chief Operating Officer. Mr. Wagner served as the Company’s Chief Marketing Officer from July 2006 to October 2010. From January 2000 to June 2006, Mr. Wagner served as Chief Marketing Officer at Fiberlink Communications, a global provider of security and mobility software. From 1989 to 2000, Mr. Wagner held various sales and marketing positions at AT&T. Mr. Wagner serves on the board of directors of M5 Networks, a privately held technology company. Mr. Wagner holds a B.A. degree in history from Lafayette College and an M.B.A. degree from the University of Pennsylvania’s Wharton School of Business.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On October 29, 2010, the Board adopted resolutions approving the Amended and Restated Bylaws of the Company (the "Bylaws") to be effective as of October 29, 2010, to amend the bylaws of the Company (the "Former Bylaws"). The Former Bylaws provided that the President of the Company shall be the Chief Operating Officer of the Company. The Bylaws authorize a separate officer position with the title of Chief Operating Officer and authorizes the Chief Operating Officer to be the principal officer in charge of the day-to-day operations of the Company, subject to the control of the Board, the Chief Executive Officer and the President of the Company.

The description of the Bylaws set forth herein is qualified in its entirety to the full text of such Bylaws, which is filed as an exhibit hereto.

Item 9.01 Financial Statements and Exhibits.

Exhibit

(d)
3.1 Amended and Restated Bylaws of the Company

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Vocus, Inc.

November 3, 2010	By:	Stephen A. Vintz

Name: Stephen A. Vintz
Title: EVP, Chief Financial Officer, Treasurer and Secretary

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Exhibit Index

Exhibit No.	Description

3.1	Amended and Restated Bylaws of the Company